SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 22, 2000
(Date of earliest event reported)

Commission File No. 333-17801



                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                          52-2009776
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                         (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney Inc., which are hereby filed pursuant to such letter.



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


ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------

      (99)                                     Computational Materials
                                               prepared by Salomon Smith
                                               Barney Inc. in connection
                                               with Norwest Integrated
                                               Structured Assets, Inc. Mortgage
                                               Asset-Backed Pass-Through
                                               Certificates, Series 2000-1



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



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST INTEGRATED STRUCTURED ASSETS, INC.

February 22, 2000

                                   By:      /s/ Alan McKenney
                                          --------------------------------------
                                          Alan McKenney
                                          Vice President



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


                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Computational Materials               P
                        prepared by Salomon Smith
                        Barney Inc. in connection
                        with Norwest Integrated
                        Structured Assets, Inc.
                        Mortgage Asset-Backed
                        Pass-Through Certificates,
                        Series 2000-1



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